SUPPLEMENT DATED JULY 8, 2010
TO PROSPECTUS DATED MAY 1, 1989

THE EQUITY PROTECTOR®
Issued through
WRL Series Life Account
By
Western Reserve Life Assurance Co. of Ohio

The following information hereby supplements or amends, and to the extent inconsistent replaces, certain information contained in your prospectus.

The following sentence is deleted from the section entitled “Payment of Premiums” on page 10 of your prospectus:

Payments made by the policyholder will be treated as premium payment unless clearly marked as loan repayments.

The following sentence is deleted from the section entitled “Repayment of Indebtedness” on page 14 of your prospectus:

Payments made by the policyowner while there is indebtedness will be treated as premium payments unless the policyowner indicates that the payment should be treated as a loan repayment.

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR MAY 1, 1989 PRODUCT PROSPECTUS